July 2021 Exhibit 99.1

Forward Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward-looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions, political events and public health developments and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors, key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for credit losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; the effects of new laws, regulations and/or government programs, including those laws, regulations and programs enacted by federal, state or local governments in the geographic jurisdictions in which we do business in response to the current national emergency declared in connection with the COVID-19 pandemic; the impact of the federal CARES Act and the significant additional lending activities undertaken by the Company in connection with the Small Business Administration’s Paycheck Protection Program enacted thereunder, including risks to the Company with respect to the uncertain application by the Small Business Administration of new borrower and loan eligibility, forgiveness and audit criteria; the effects of the Company’s participation in one or more of the new lending programs recently established by the Federal Reserve, including the Main Street New Loan Facility, the Main Street Priority Loan Facility and the Nonprofit Organization New Loan Facility, and the impact of any related actions or decisions by the Federal Reserve Bank of Boston and its special purpose vehicle established pursuant to such lending programs; the effect of changes in other pertinent laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for credit losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, the Community Reinvestment Act, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which we and our subsidiaries must comply or believe we should comply or which may otherwise impact us; changes in estimates of future reserve requirements and minimum capital requirements, based upon the periodic review thereof under relevant regulatory and accounting standards, including changes in the Basel Committee framework establishing capital standards for bank credit, operations and market risks; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or currently expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates, reference rates or monetary policies, including the possible imposition of negative interest rates on bank reserves; the impact of the anticipated phase-out of the London Interbank Offered Rate (LIBOR) on interest rate indexes specified in certain of our customer loan agreements and in our interest rate swap arrangements, including any economic and compliance effects related to the expected change from LIBOR to an alternative reference rate; changes in the amount, cost and availability of deposit insurance; disruptions in the infrastructure that supports our business and the communities where we are located, which are concentrated in California, involving or related to public health, physical site access and/or communication facilities; cyber incidents, attacks, infiltrations, exfiltrations, or theft or loss of Company, customer or employee data or money; political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, the effects of pandemic diseases, climate change or extreme weather events, that may affect electrical, environmental and communications or other services, computer services or facilities we use, or that may affect our assets, customers, employees or third parties with whom we conduct business; our timely development and implementation of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company’s relationships with and reliance upon outside vendors with respect to certain of the Company’s key internal and external systems, applications and controls; changes in commercial or consumer spending, borrowing and savings patterns, preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications, electronic marketplaces for loans, block-chain technology and other financial products, systems or services); our ability to retain and increase market share, to retain and grow customers and to control expenses; changes in the competitive environment among banks and other financial services and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on the Company’s capital, deposits, assets or customers; fluctuations in the price of the Company’s common stock or other securities, and the resulting impact on the Company’s ability to raise capital or to make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the principal regulatory agencies with jurisdiction over the Company, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to recruit and retain or expand or contract our workforce, management team, key executive positions and/or our board of directors; our ability to identify suitable and qualified replacements for any of our executive officers who may leave their employment with us, including our Chief Executive Officer; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, lender liability, bank operations, check or wire fraud, financial product or service, data privacy, health and safety, consumer or employee class action litigation); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, Federal Reserve Board, FDIC and California DFPI; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including our Annual Report on Form 10-K for the year ended December 31, 2020, and particularly the discussion of risk factors within that document. Among other risks, the ongoing COVID-19 pandemic may significantly affect the banking industry, the health and safety of the Company’s employees, and the Company’s business prospects. The ultimate impact of the COVID-19 pandemic on our business and financial results will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of the pandemic, the impact on the economy, our customers, our employees and our business partners, the safety, effectiveness, distribution and acceptance of vaccines developed to mitigate the pandemic, and actions taken by governmental authorities in response to the pandemic. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Total Assets: $15.5 Billion Gross Loans: $ 8.1 Billion Total Deposits (Including Repos):$13.2 Billion Total Equity: $ 2.0 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

As of 7/19/2021 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2020 Bank Accomplishments & Ratings 177 Consecutive Quarters of Profitability 127 Consecutive Quarters of Cash Dividends Ranked #1 Forbes, 2021 Best Banks in America (January 2021) Ranked #1 Forbes, 2020 Best Banks in America (January 2020) Ranked #4 Forbes, 2019 Best Banks in America (January 2019) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ranked #1 Forbes, 2016 Best Banks in America (January 2016) BauerFinancial Report Five Star Superior Rating (December 2020) 47 Consecutive Quarters Fitch Rating BBB+ (August 2020) One of the 10 largest bank holding companies in CA

58 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth De Novo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018)

Acquisition Strategy Target size: $1 billion to $8 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Banks: Banking Teams: In-market New markets

Q2 2021 Financial Highlights Profitability ROATCE = 15.60% ROAA = 1.35% NIM = 3.06% Efficiency Ratio = 40.05% Income Statement Net Income =$51.2 million $2.0 million recapture of provision for credit losses Diluted EPS =$0.38 Balance Sheet ~1.5% annual core loan growth $1 billion increase in investment portfolio vs. 2020 YE > $14 billion in average earning assets > $13 billion in total deposits and customer repos $1.1 billion increase in deposits & customer repos vs. 2020 YE 64% of total deposits noninterest bearing Asset Quality Net charge-offs Q2 = $463,000 / YTD = $2.9 million NPA/TA = 0.05% (NPA = $8.5 million) Classified loans = $49 million or 0.61% of total loans ACL = $69.3 million or 120% of NPL and classified loans Capital TCE Ratio = 9.2% CET1 Ratio = 15.1% Total Risk-Based Ratio = 15.9%

Selected Ratios 2018 2019 2020 Q2’20 Q1’21 Q2’21 ROATCE 15.18% 17.56% 14.25% 13.80% 19.85% 15.60% NIM 4.03% 4.36% 3.59% 3.70% 3.18% 3.06% Cost of Funds 0.16% 0.24% 0.13% 0.13% 0.07% 0.05% Efficiency Ratio 45.83% 40.16% 41.40% 39.75% 40.26% 40.05% NIE % Avg. Assets 1.89% 1.76% 1.49% 1.48% 1.32% 1.23% NPA % Total Assets 0.18% 0.09% 0.12% 0.09% 0.10% 0.05% Net Charge-Offs (Recoveries) to Avg. Loans (0.04%) 0.00% 0.00% 0.00% 0.03% 0.01% TCE Ratio 10.5% 12.2% 9.6% 9.6% 9.4% 9.2% CET1 Ratio 13.0% 14.8% 14.8% 14.5% 14.9% 15.1% Total Risk-Based Capital Ratio 14.1% 16.0% 16.2% 16.0% 16.1% 15.9% Performance Credit Quality Capital

PPP Loans - Round 1 Summary – Round 1 Originated and funded 4,092 PPP loans for ~$1.10B 99% of the PPP portfolio originated with 24 month term Total Fees ~$35 million Fees recognized in Net Interest Income: FY 2020 = $21.4 million; Q1’21 = $7.8 million; Q2’21 = $4.3 million; 2021 YTD = $12.1million SBA Paycheck Protection Program Origination Balance Loans Forgiven 6/30/2021 * Count $ Amount (000’s) Count $ Amount (000’s) 4,092 $ 1,101,142 3,358 $ 853,292 * 99+% forgiven based on borrower’s forgiveness application as of 6/30/2021

Summary – Round 2 Originated and funded more than 1,900 PPP loans for greater than $400 million 60 month term Total Fees ~$16 million Fees recognized in Net Interest Income: Q1’21 = $0.4 million; Q2’21 = $1.6 million; 2021 YTD = $2.0 million SBA Paycheck Protection Program * 100% forgiven based on borrower’s forgiveness application as of 6/30/2021 PPP Loans - Round 2 Origination Balance Loans Forgiven 6/30/2021 * Count $ Amount (000’s) Count $ Amount (000’s) 1,922 $ 417,536 68 $ 8,700

Net Income & Pretax-Pre Provision Income PTPP income (Non -GAAP*) Net income PTPP ROAA (Non-GAAP*) ROAA * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Annually Quarterly ($ in Millions)

Net Interest Income and NIM ($ in Millions)

Earning Asset Mix

Dividends – 127 Consecutive Quarters 127 Consecutive Quarters More than 30 years of cash dividends since 1989 * Dividend payout ratio calculated on per share basis.

Strong Capital Ratios * Source: SNL Financial—peers represent public CA, AZ, HI, NV, OR & WA banks and thrifts with assets $2 - $35 billion $780MM $729MM $593MM $490MM

Credit Quality * Source: SNL Financial—peers represent public CA, AZ, HI, NV, OR & WA banks and thrifts with assets $2 - $35 billion $23MM in remaining loan fair value discounts (1)

Q2 2021 Allowance by Portfolio CECL Update Highlights $2MM recapture of credit losses in Q2 2021 Lifetime historical loss models - Macroeconomic variables include GDP, Unemployment Rate, & CRE price index Weighting of multiple forecasts Allowance for Credit Losses – by Loan Type ($ in Millions) 03/31/2021 06/30/2021 Variance Segmentation ACL Balance % of Loans ACL Balance % of Loans ACL Balance % of Loans C&I $6.4 0.9% $5.7 0.8% $(0.7) -0.1% SBA $2.5 0.8% $2.5 0.9% $0.0 0.1% Real estate:   Commercial RE $56.6 1.0% $55.2 1.0% $(1.4) 0.0% Construction $1.9 1.9% $1.8 2.1% $(0.1) 0.2% SFR Mortgage $0.3 0.1% $0.3 0.1% $0.0 0.0% Dairy & livestock $2.7 1.0% $2.8 1.1% $0.1 0.1% Municipal lease $0.0 0.1% $0.0 0.1% $0.0 0.0% Consumer and other $1.4 1.6% $1.0 1.3% $(0.4) -0.3% Sub Total $71.8 1.0% $69.3 0.9% $(2.5) -0.1%   PPP $0.0 0.0% $0.0 0.0% $0.0 0.0% Total $71.8 0.9% $69.3 0.9% $(2.5) 0.0% Key Economic Assumptions – Weighted Forecast FY’21 FY’22 FY’23 GDP % Change 6.1% 2.7% 2.5% Unempl. Rate 6.1% 6.1% 5.3%

Loans by Type CRE $5.67B C&I $0.75B Other $1.65B

(000’s) # of Center Locations (6/30/21) Average Loans per Location Total Loans (6/30/21) % Los Angeles County 21 $163,541 $ 3,434,370 42.5% Central Valley 10 137,077 1,370,773 17.0% Inland Empire (Riverside & San Bernardino Counties) 10 107,833 1,078,326 13.4% Orange County 10 107,501 1,075,013 13.3% Central Coast 5 91,427 457,136 5.7% San Diego 2 120,150 240,299 3.0% Other California 137,559 1.7% Out of State 277,834 3.4% Total 58 $139,161 $ 8,071,310 100.0% Loans by Region

Owner/Non-Owner Occupied Commercial Real Estate Loans Collateral Type

CRE by Collateral Origination Year Collateral Type Balance ($ in Millions) % of Owner Occupied LTV at Origination Avg. Size ($ in Thousands) 2021 2020 2019 2018 2017 2016 or earlier Industrial $ 1,927 52% 51% $ 1,443 14% 15% 12% 12% 13% 34% Office 1,033 23% 56% 1,664 9% 22% 13% 10% 11% 35% Retail 803 11% 49% 1,716 10% 15% 7% 12% 11% 45% Multi-Family 624 2% 50% 1,559 12% 26% 17% 12% 6% 27% Other 574 55% 48% 1,446 9% 12% 14% 14% 11% 40% Farmland 348 97% 47% 2,162 5% 35% 13% 7% 12% 28% Medical 299 40% 59% 1,727 11% 15% 9% 10% 9% 46% Hospitality 62 44% 41% 1,446 0% 2% 23% 15% 17% 43% Total $ 5,671 38% 51% $ 1,576 11% 18% 12% 12% 11% 36%

C&I by Industry Includes Retail Trade ($17MM or 2% of C&I loans) Includes Accommodation and Food Services ($14MM or 2% of C&I loans) Industry Balance ($ in Millions) % of C&I Total Real Estate Rental and Leasing $ 142 19% Manufacturing 132 18% Wholesale Trade 83 11% Health Care and Social Assistance 51 7% Arts, Entertainment, and Recreation 46 6% Construction 40 5% Transportation and Warehousing 36 5% Administrative and Support and Waste Management and Remediation Services 33 4% Public Administration 29 4% Other* 157 21% Total $ 749 100%

Core Loan Growth CRE +$306 6% growth C&I ($92) Other ($62) D&L and Agribus. +$6 SFR ($49) ($ in millions) 2021Q2 vs 2020Q2

Line Utilization Trends Total D&L C&I Undrawn loan commitments increased by $177MM from Q1 2020 to Q2 2021

Loan Interest Income ($ in Millions)

Deposits by Region (000’s) # of Center Locations (6/30/21) Total Deposits (3/31/21) Total Deposits (6/30/21) Average Deposits per Center (6/30/21) Los Angeles County 21 $ 5,163,376 $ 5,575,916 $265,520 Inland Empire (Riverside & San Bernardino Counties) 10 3,573,821 3,794,062 379,406 Orange County 10 1,765,602 1,795,132 179,513 Central Valley 10 1,550,540 1,586,428 158,643 Central Coast 5 382,844 390,358 78,072 San Diego 2 90,543 95,421 47,711 Other 58,275 9,947 Total 58 $12,585,001 $13,247,264 $228,401 *Includes Customer Repurchase Agreements. Average Cost of Deposits* (Annualized) 0.06% 0.05%

Cost of Deposits Source: SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks and thrifts with assets $2 - $35

Core Funding

Current and Planned Client Technology Solutions Leveraging technology and data to better serve our clients Digital Online Banking Powerful personal and business mobile apps with Remote Deposit Personal financial management integration Same-day ACH Intuitive and customizable targeted Online Banking training Zelle® person-to-person payments Digital solutions for online, contactless, and mobility payments and notification alerts End-to-end Treasury Management digital onboarding Technology Solutions Intelligent asset management tools for marketing distribution and business intelligence usage Enhanced Debit Card management and client controls Secure file transfer platform for payments Third-party accounting platform integrations Integrated Receivables and Payables Remote Deposit Capture and Image Cash letter services Advanced merchant payment technology, integration, and intuitive client decision portal Robotic Process Automation

Appendix Non-GAAP Reconciliation

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com